UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 28, 2013

EMULEX CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-31353	51-0300558
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3333 Susan Street

Costa Mesa, California 92626

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (714) 662-5600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets

On March 28, 2013, Emulex Corporation (“Emulex”) completed its acquisition of beneficial ownership of approximately 99.9% of the shares of Endace Limited, a leading supplier of network visibility infrastructure products. The remaining shares are compulsorily required by New Zealand law to be sold to Emulex. As previously disclosed, Emulex acquired control of Endace and beneficial ownership of approximately 89% of the shares of Endace on February 26, 2013.

The 99.9 percent of Endace shares received by March 28, 2013 have been purchased at the offer price of GBP 5.00 per share, for a total of GBP 75,997,940, which is equal to USD 119,783,303 at the reference exchange rate. The reference exchange rate of 0.6345 GBP per 1 USD is based on the actual rates obtained by Emulex for the currency conversion. Endace employee stock options were purchased for GBP 4,555,929 which is equal to USD 7,180,777 at the reference exchange rate. The remaining 0.1 percent of the Endace shares will result in an additional payment of GBP 102,400, which is equal to USD 161,397 at the reference exchange rate.

Emulex is issuing a notice to the remaining Endace shareholders that the El Dorado Research Ventures Limited (EDRVL) subsidiary of Emulex in New Zealand has obtained acceptances exceeding 90% of the shares of Endace and therefore, pursuant to Rule 51 of the New Zealand Takeovers Code, that EDRVL has become a dominant owner of voting rights in Endace. Emulex is also issuing a notice to the remaining Endace shareholders that EDRVL is now exercising its compulsory acquisition rights under Part 7 of the New Zealand Takeovers Code and pursuant to Rule 52 of the New Zealand Takeovers Code; and accordingly such shareholders must now sell to EDRVL all of the remaining Endace shares, and that EDRVL will pay GBP 5.00 per Endace share within seven days after receipt of a transfer form for such shares.

Item 8.01.	Other Events

On April 1, 2013, Emulex Corporation issued press release announcing that Emulex had completed its acquisition of Endace. A copy of the press release is attached hereto as Exhibit 99.1.

The information in Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Exchange Act and shall not be deemed incorporated by reference into filings under the Securities Act.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press release of Emulex Corporation dated April 1, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 1, 2013

EMULEX CORPORATION

By:	/s/ Michael J. Rockenbach
Michael J. Rockenbach
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of Emulex Corporation dated April 1, 2013